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                                                                   EXHIBIT 10.21




                  THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

No. 01                                                           60,246 Warrants


                               WARRANT CERTIFICATE

                            WEIGHTWATCHERS.COM, INC.


                  THIS CERTIFIES THAT, Weight Watchers International, Inc., a Virginia corporation ("WWI"), is the owner of 60,246 Warrants (the "WARRANTS") as described above, transferable only on the books of WeightWatchers.com, Inc., a Delaware corporation (the "COMPANY"), by the holder thereof in person or by his or her duly authorized attorney, on surrender of the Certificate properly endorsed. Each Warrant entitles the holder thereof (the "HOLDER"), at its option and subject to the provisions contained herein and in the Warrant Agreement, dated as of November 24, 1999 (the "WARRANT AGREEMENT"), between the Company and WWI, to purchase from the Company, one Warrant Share per Warrant at the exercise price per share of $500.00 (the "EXERCISE PRICE"), or by Cashless Exercise. This Warrant is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company and the Holders of the Warrants. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement. This Warrant Certificate shall terminate and become void as of 5:00 p.m. on November 24, 2009 (the "EXPIRATION DATE") or upon the exercise hereof as to all the shares of Common Stock subject hereto. The Exercise Price and the number of Warrant Shares purchasable upon exercise of the Warrants shall be subject to adjustment from time to time as set forth in the Warrant Agreement.

                  Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.


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                  THIS WARRANT CERTIFICATE SHALL BE GOVERNED BY, AND CONSTRUED
AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed on behalf of the Company on the date set forth below.

Dated: November 24, 1999


                                            WEIGHTWATCHERS.COM, INC.



                                        By:  /s/ Philippe Amouyal
                                             ----------------------------------
                                             Name:
                                             Title:




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                    [FORM OF REVERSE OF WARRANT CERTIFICATE]



                  This Warrant Certificate is issued under and in accordance with the Warrant Agreement. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Company c/o The Invus Group, Ltd., 135 East 57th Street, New York, New York 10022.

                  Warrants may be exercised at any time until 5:00 p.m., New York City time on the Expiration Date. Subject to the terms of the Warrant Agreement, the Warrants may be exercised in whole or in part by surrender of this Warrant Certificate with the form of election to purchase Warrant Shares attached hereto duly executed and with the simultaneous payment of the Exercise Price (i) in cash to the Company at the office of the Company or (ii) by Cashless Exercise. Payment of the Exercise Price in cash shall be made in cash or by certified or official bank check payable to the order of the Company or by wire transfer of same-day funds to an account designated by the Company for such purpose. Payment by Cashless Exercise shall be made by the surrender of a Warrant or Warrants represented by one or more Warrant Certificates and without payment of the Exercise Price in cash, in exchange for the issuance of such number of shares of Common Stock equal to the product of (1) the number of shares of Common Stock for which such Warrants would otherwise then be nominally exercised if payment of the Exercise Price were being made in cash and (2) the Cashless Exercise Ratio.

                  The Warrant Agreement provides that upon the occurrence of certain events the number of shares of Common Stock issuable upon the exercise of each Warrant shall, subject to certain conditions, be adjusted.

                  In the event the Company enters into a Combination following which this Warrant remains outstanding, the Holder hereof will be entitled to receive upon exercise of the Warrants the shares of capital stock or other securities or other property of such surviving entity as such Holder would have been entitled to receive upon or as the result of such Combination had the Holder exercised its Warrants immediately prior to such Combination; PROVIDED, HOWEVER, that in the event that, in connection with such Combination, consideration to holders of shares of Common Stock in exchange for their shares is payable solely in cash or in the event of the dissolution, liquidation or winding-up of the Company, the Holder hereof will be entitled to receive distributions on an equal basis with the holders of shares of Common Stock or other securities issuable upon exercise of the Warrants, as if the Warrants had been exercised immediately prior to such events, less the Exercise Price.

                  The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with the transfer or exchange of the Warrant Certificates pursuant to Section 3.6 of the Warrant Agreement but not for any exchange or original issuance (not involving a transfer) with respect to the exercise of the Warrants or the Warrant Shares.



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                  Upon any partial exercise of the Warrants, there shall be
issued to the Holder hereof a new Warrant Certificate in respect of the Warrant Shares as to which the Warrants shall not have been exercised. This Warrant Certificate may be exchanged at the office of the Company by presenting this Warrant Certificate properly endorsed with a request to exchange this Warrant Certificate for other Warrant Certificates evidencing an equal number of Warrants. In the event any fractional Warrant Shares would have to be issued upon the exercise of the Warrants, the Company may, at its option, pay an amount in cash equal to the Current Market Value for one Warrant Share on the Business Day immediately preceding the date the Warrant is exercised, multiplied by such fraction, in lieu of issuing such fractional share.

                  The Warrants do not entitle any holder hereof to any of the rights of a stockholder of the Company. All shares of Common Stock issuable by the Company upon the exercise of the Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

                  The Holder of this Warrant Certificate may be deemed and treated by the Company as the absolute owner of the Warrant Certificate for all purposes whatsoever and the Company shall not be affected by notice to the contrary.



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                   FORM OF ELECTION TO PURCHASE WARRANT SHARES
                 (to be executed only upon exercise of Warrants)

                                    [         ]


                  The undersigned hereby irrevocably elects to exercise ____________ Warrants at an exercise price per Warrant Share of $________ to acquire an equal number of Warrant Shares on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein to WeightWatchers.com, Inc., and directs that the shares of Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Date:  ________________, ____


                                         _______________________________1/
                                         (Signature of Owner)


                                         -------------------------------
                                         (Street Address)


                                         -------------------------------
                                         (City)    (State)    (Zip Code)



--------
1/ The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever.


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Securities and/or check to be issued to:

         Please insert social security or identifying number:

         Name:

         Street Address:

         City, State and Zip Code:

Any unexercised Warrants evidenced by the within Warrant Certificate to be issued to:

         Please insert social security or identifying number:

         Name:

         Street Address:

         City, State and Zip Code: